Annual Report

              New
              Horizons
              Fund

              December 31, 1998


[LOGO OF T. ROWE PRICE APPEARS HERE]

T. Rowe Price

REPORT HIGHLIGHTS
----------------------------------
New Horizons Fund


 . The markets overcame significant volatility to record strong gains, yet small-cap stocks underperformed larger stocks by unprecedented margins.

 . The New Horizons Fund's 6- and 12-month gains were considerably better than peer returns but fell far behind the S&P 500.

 . Technology and health care stocks aided returns, while energy and health care services detracted.

 . The portfolio's core is built on business services, technology, health care, and consumer stocks.

 . Small stocks now offer attractive valuations and growth records, and history suggests they should provide improved relative performance.

Fellow Shareholders

Shrugging off international economic turmoil and a slowdown in corporate earnings growth in the U.S., the stock market once again surged to record highs. Despite a sharp correction in the third quarter, the Standard & Poor's 500 Stock Index, which is an index of large-capitalization issues, rose 9.22% in the second half of 1998 and 28.57% for the full year, an unprecedented fourth consecutive year of gains greater than 20%.

----------------------
Performance Comparison
-----------------------------------------------------------------

Periods Ended 12/31/98                  6 Months        12 Months
-----------------------------------------------------------------
New Horizons Fund                        -1.53%           6.25%
 .................................................................
Russell 2000 Growth Index                -4.01%           1.23%
 .................................................................
Lipper Small Cap Fund Index              -6.86%          -0.85%
 .................................................................
S&P 500                                   9.22%          28.57%
 .................................................................

The stock market's advance was dominated by an increasingly narrow list of large-cap blue chips. Small-company stocks, as represented by the Russell 2000 Index, underperformed the S&P 500 by a record amount for the full calendar year, posting a 12-month decline of 2.55%. This was the fifth consecutive year of underperformance by the small-cap sector. The New Horizons Fund fell 1.53% for the six months and rose 6.25% for all of 1998, outperforming the Russell 2000 Growth Index and the average small-company mutual fund (as represented by the Lipper Small Cap Fund Index) for both periods.

It is also worth noting that the fund has performed substantially better than the small-company indices and the average small-company fund over longer time periods as well. For the 5- and 10-year periods ended December 31, 1998, the fund provided shareholders with returns of 112.81% and 388.70%, respectively. This compares with returns of 62.65% and 198.19% for the Russell 2000 Growth Index and 70.83% and 244.30% for the Lipper Small Cap Fund Index.

YEAR-END DISTRIBUTION

On December 15, 1998, your Board of Directors declared a long-term capital gain distribution of $1.27 per share to shareholders of record on that date. The distribution was paid on December 17. You should

---------------------------
Preparing For The Year 2000
--------------------------------------------------------------------------------

The Year 2000 draws closer every day, and it holds special meaning beyond the arrival of a new millennium. The issue for investors is that many computer programs throughout the world use two digits instead of four to identify the year and may assume the next century starts with 1900. If these programs are not modified, they will not be able to correctly handle the century change when the year changes from "99" to "00" on January 1, 2000, and they will no longer be able to perform necessary functions. The Year 2000 issue affects all companies and organizations.

T. Rowe Price has been taking steps to assure that its computer systems and processes are capable of functioning in the Year 2000. Detailed plans for remediation efforts have been developed and are currently being executed.

OUR PLAN OF ACTION

We began to address these issues several years ago by requiring that all new systems process and store four-digit years. All critical systems have been reprogrammed (including business applications required to service our customers and processing infrastructure necessary to ensure the integrity of customer data and investments), and they are currently being tested. Because we exchange data electronically with customers and vendors, we are working with them to assess the adequacy of their own compliance efforts. Our goal is to ensure the continuation of the same level of service to all our mutual fund shareholders and clients after December 31, 1999.

We are asking all vendors and companies we do business with for a Year 2000 compliance status, with the expectation that some organizations will not be able to modify their interface files prior to December 31, 1999. In addition, we are scheduling tests for critical vendors and companies that claim Year 2000 compliance to ensure that time-related data and calculations function properly as we move into the next century.

SMOOTH TRANSITION PLANNED

We believe our programs and initiatives will provide a smooth transition into the next millennium. We are assessing all systems providing products or services to our retail mutual fund shareholders, retirement plan sponsors, and participants, and we have modified them where necessary for the Year 2000.

The Securities Industry Association (SIA) is coordinating Year 2000 testing to assure that securities markets, clearing corporations, depositories, and third party service providers can send, receive, and process files and transactions accurately. In late July 1998, the SIA completed a beta test of Year 2000 readiness. The test was considered successful in terms of transactions completed and will serve as the basis for the SIA's industry-wide approach. During October 1998, T. Rowe Price completed its beta test of Year 2000 readiness with the SIA and is ready for the industry-wide test that is scheduled for March and April 1999.

For a more detailed discussion of our Year 2000 effort, as well as continuing updates on our progress, please check our Web site (www.troweprice.com).

already have received your check or statement reflecting this distribution, as well as Form 1099-DIV summarizing this information for 1998 tax purposes.

MARKET ENVIRONMENT

Despite a slowdown in the industrial sector, the U.S. economy performed quite well again in 1998, marking eight consecutive years of growth. The consumer sector led the economy as consumers benefited from record employment levels, nominal inflation, falling interest rates, and high levels of confidence stemming from the strong economy and ebullient financial markets. Corporate profits rose again overall, although the rate of gain slowed and an increasing percentage of companies reported profit downturns.

Aided by declines in most commodity prices, inflation fell below 2% on an annual basis, and some economists began to worry about the possibility of deflation. Long-term interest rates fell yet again, from 5.9% at the beginning of 1998 to 5.1% at year-end, no doubt aided by the first federal budget surplus since 1969. Wall Street paid little attention to the soap opera in Washington surrounding President Clinton's personal affairs, and does not seem overly concerned about the outcome of the impeachment process currently under way.

Investor confidence was shaken in the third quarter, however, by escalating financial and economic turmoil around the globe. While investors had already discounted the effects of deeply troubled Asian economies, the collapse of the Russian economy in the summer and growing problems in some Latin American economies caused a brief credit crunch and the potential for financial crisis in the U.S. The near collapse of several over-leveraged hedge funds also threatened many of our leading banks and brokerage firms. Stock prices fell 20% from their July peaks into early October (small-company stocks fell even more sharply) before the Federal Reserve reassured investors with a series of three rate cuts between September and November. Stocks surged to record highs again by year-end.

While pleased that overall stock prices recorded yet another strong double-digit gain in 1998, we are increasingly frustrated by the continued weakness of small stocks. As noted previously, the Russell 2000 lagged the S&P 500 by a greater margin than in any other calendar year since the Russell Index was formed in 1979, and 1998 was the fifth consecutive year that small-company stocks lagged the large-cap index. Even the S&P 500 is being driven by a narrower and narrower list of the largest blue chips. While the index rose 28.57% for the year, its 25 largest companies rose 60.1% on average, and the remaining 475 companies rose an average of only 12%. Valuations for the leading blue chip growth companies are more extended than at any time since 1972, yet investors continue to pour money into them. As a result, smaller companies now offer much more compelling valuations with comparable or better earnings growth.

-----------------------
Small-Cap Stock Returns
----------------------------------------------------------------

Periods Ended 12/31/98                 6 Months        12 Months
----------------------------------------------------------------
Russell 2000 Index                     - 7.12%         - 2.55%
 ................................................................
Russell 2000 Growth Index              - 4.01            1.23
 ................................................................
Russell 2000 Value Index              - 10.43          - 6.45
 ................................................................

Aided by a surge in smaller technology issues in the fourth quarter, small-cap growth stocks outperformed small-cap value stocks in 1998 for the first time in three years, as noted in the accompanying table. Growth stocks usually do better in periods of slowing overall economic growth, which was the case in 1998. Your fund focuses on the small-cap growth sector.

PORTFOLIO REVIEW

Technology stocks were the fund's standouts in the last six months, while most other major sectors showed declines. Technology holdings had held back results in 1997 and the first half of 1998 but soared late in the year after bottoming in early October. Semiconductor holdings were particularly strong, led by long-time top holdings Xilinx, Altera, Maxim Integrated Products, and Linear Technology. Computer software also produced gains, led by Network Associates and Adobe Systems. Health care was another contributing sector during the past six months as improvements in biotechnology holdings more than offset weakness in health care services. Biogen and PathoGenesis were our best performers, but Millennium Pharmaceuticals and Agouron Pharmaceuticals also did well.

Weak areas included our much-reduced energy holdings and the aforementioned health care services sector (particularly Quorum Health Group and Concentra Managed Care). Several segments of the business services sector also struggled, including many distribution companies and temporary staffing firms that are perceived to be sensitive to a possible economic downturn.

Business services stocks were important contributors for the year as a whole, however, surpassed only by our technology holdings. The leading contributor for the year was long-time number one holding Paychex. Paychex, the leading payroll processor for small businesses, rose more than 50% in price again in 1998 and has appreciated approximately 40-fold since being added to the portfolio in 1987. We cut our Paychex position in half in 1998 as the company's growth has taken it out of the small-cap area with a market capitalization in excess of $8 billion and a lofty valuation. We haven't sold the stock completely, however, which epitomizes our philosophy of letting our winners run and not selling great companies prematurely.

We changed the fund's sector weightings little in the last six months. For the full year, the major portfolio change was the continued buildup of business services holdings, including firms in the telecommunications, computer services, distribution, media, and staffing areas, from 29% to 37% of assets. We continue to find more high-growth companies at reasonable valuations in this sector than in any other. As the accompanying table indicates, over the past two years, we have increased business services while reducing our energy and industrial positions. More than ever, the core of the portfolio lies in four sectors: business services, technology, health care, and consumer. These sectors are driving growth in the economy, offering significant opportunities for well-managed, innovative small companies.

----------------------
Sector Diversification
-----------------------------------------------------------------------
                                   12/31/96      12/31/97      12/31/98
-----------------------------------------------------------------------
Financial                                6%            6%            4%
 .......................................................................
Health Care                             18            18            17
 .......................................................................
Consumer                                16            17            15
 .......................................................................
Technology                              23            20            20
 .......................................................................
Business Services                       25            29            37
 .......................................................................
Energy                                   5             4             1
 .......................................................................
Industrial                               5             2             2
 .......................................................................
Reserves                                 2             4             4
-----------------------------------------------------------------------
Total                                  100%          100%          100%


OUTLOOK

Having shaken off growing worldwide financial and economic problems on the one hand and a slowdown in domestic economic growth on the other, the stock market exited 1998 in near-record territory and with a great deal of momentum. Strong market fundamentals--a still-healthy, consumer-led economy, negligible inflation, and record low long-term interest rates--underpin the record-high valuation levels of the overall market today. Nonetheless, we are troubled by the increasing divergence between the narrow group of market leaders and the rest of the market, particularly the small-cap sector. Even more worrisome is the incredible speculation in a small group of Internet stocks. While the Internet is certainly in the process of revolutionizing how we conduct our business and personal lives, the extraordinary moves in any stock with ".com" in its name have taken speculation to a level not seen in this or any recent market cycle. These are not healthy signs and are symptomatic of a market nearing its peak.

Growth and valuation measures of small-cap growth stocks do not look out of line. Our research staff continues to forecast close to 25% annual earnings growth for our portfolio companies, yet the average price/earnings ratio is 23.5 times estimated 1999 earnings. This P/E is considerably lower than the S&P 500's, where earnings are forecast to grow only half as fast. At year-end, the fund's P/E relative to that of the S&P was 0.92, the lowest level ever in the 38-year history of the fund and only the third time that the fund's relative P/E has been lower than the market's. Small-cap stock cycles typically last five to seven years; small-caps have now underperformed for five years in a row. While it is not easy to foresee a catalyst for change, history suggests that small stocks will provide improved relative performance from these levels over the next several years. We remain optimistic that the fund will continue to provide attractive returns for investors in the future.

Respectfully submitted,

/s/ John H. Laporte

John H. Laporte
President and Chairman of the Investment Advisory Committee
January 25, 1998

T. Rowe Price New Horizons Fund
--------------------------------------------------------------------------------

        NEW HORIZONS FUND         NEW HORIZONS FUND P/E RELATIVE
           P/E RATIO                   TO THE S&P 500 P/E

 [LINE GRAPH APPEARS HERE]         [LINE GRAPH APPEARS HERE]

      Jun-63          19.7            Jun-63          1.14
                        23                            1.28
                        24                            1.32
                      20.1                            1.16
      Jun-64          20.6            Jun-64          1.14
                      20.1                            1.09
                        22                            1.18
                      19.9                             1.2
      Jun-65          17.5            Jun-65          1.08
                      21.1                            1.22
                      24.6                            1.47
                      20.4                            1.27
      Jun-66          21.4            Jun-66           1.4
                      20.7                             1.5
                      23.6                            1.56
                      30.9                            1.83
      Jun-67          32.4            Jun-67          1.91
                      36.4                            2.01
                      31.9                            1.91
                      29.2                            1.86
      Jun-68          37.1            Jun-68          2.14
                      32.8                            1.84
                      33.5                            1.86
                      30.1                            1.71
      Jun-69          31.4            Jun-69          1.86
                      28.6                            1.64
                      28.6                            1.57
                        25                            1.43
      Jun-70          17.7            Jun-70          1.27
                      20.4                            1.28
                      22.2                            1.31
                      29.7                            1.62
      Jun-71            28            Jun-71          1.63
                      27.7                            1.63
                      28.6                             1.8
                      33.5                            1.99
      Jun-72          33.5            Jun-72          2.11
                      29.7                            1.97
                      29.2                             1.9
                      22.6                            1.67
      Jun-73          17.9            Jun-73          1.46
                      21.7                            1.67
                      16.8                            1.47
                      15.7                            1.39
      Jun-74          12.5            Jun-74          1.19
                       8.7                            1.13
                       8.7                            1.04
                      13.7                            1.25
      Jun-75          15.3            Jun-75          1.29
                      11.7                            1.16
                      11.5                            1.17
                      12.4                            1.14
      Jun-76          10.7            Jun-76          1.03
                      10.1                            1.04
                      10.4                            1.07
                         9                            0.94
      Jun-77           8.7            Jun-77          1.02
                       8.6                            1.05
                       8.8                            1.11
                       8.6                            1.18
      Jun-78           9.5            Jun-78          1.22
                      10.7                            1.29
                       8.9                            1.17
                       9.6                            1.28
      Jun-79             9            Jun-79          1.18
                       9.8                             1.2
                      10.7                            1.32
                       9.3                            1.37
      Jun-80          10.4            Jun-80          1.28
                      14.2                            1.63
                      16.5                            1.88
                      15.7                            1.89
      Jun-81          14.9            Jun-81          1.94
                      11.3                            1.66
                      11.5                            1.53
                      10.4                            1.53
      Jun-82          10.8            Jun-82          1.54
                      13.1                             1.7
                      16.8                            1.89
                      19.4                            2.11
      Jun-83          21.5            Jun-83          2.17
                      19.3                            2.05
                      17.3                            1.86
                      14.4                             1.6
      Jun-84          13.9            Jun-84          1.62
                      13.5                            1.52
                      12.4                            1.35
                      14.5                            1.42
      Jun-85            15            Jun-85          1.35
                        14                            1.27
                      16.1                             1.3
                      17.3                            1.26
      Jun-86          17.5            Jun-86          1.15
                      14.6                            1.05
                      14.5                            1.02
                      18.3                             1.1
      Jun-87          17.9            Jun-87          1.13
                      18.2                            1.14
                      12.5                            1.01
                      13.9                            1.09
      Jun-88          14.7            Jun-88           1.2
                      12.8                            1.12
                      12.5                            1.14
                        13                            1.12
      Jun-89          13.8            Jun-89          1.12
                      14.5                            1.08
                      14.3                            1.01
                      13.4                            0.99
      Jun-90            15            Jun-90          1.05
                        12                            0.96
                      13.6                            1.01
                      18.3                             1.2
      Jun-91          17.1            Jun-91          1.17
                      17.8                            1.15
                      19.8                            1.19
                      19.4                            1.23
      Jun-92          16.8            Jun-92          1.06
                        17                            1.06
                      19.8                             1.2
                        19                            1.14
      Jun-93          19.7            Jun-93           1.2
                      20.9                            1.25
                      21.5                            1.34
                        20                            1.32
      Jun-94          18.2            Jun-94          1.26
                      18.9                            1.29
                      18.2                            1.37
                      18.9                            1.32
      Jun-95          20.4            Jun-95          1.34
                      22.8                            1.44
                      23.6                            1.49
                      24.1                            1.48
      Jun-96          26.2            Jun-96          1.58
     3/31/97          21.4                            1.23
     6/30/97          23.1           6/30/97          1.17
                      27.2                            1.33
                      23.6                            1.16
     3/31/98          24.7                            1.09
     6/30/98          24.4           6/30/98          1.04
                      20.6                            0.96
                      23.5          12/31/98          0.92

Note: The fund's P/E ratio is an average, unweighted number based on 12-month forward earnings per share as estimated by the fund's investment manager at each quarter-ended.

T. Rowe Price New Horizons Fund
--------------------------------------------------------------------------------

--------------------
Portfolio Highlights
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS
                                                                      Percent of
                                                                      Net Assets
                                                                        12/31/98
--------------------------------------------------------------------------------

Synopsys                                                                    1.4%
 ................................................................................
Paychex                                                                     1.3
 ................................................................................
Network Associates                                                          1.3
 ................................................................................
Maxim Integrated Products                                                   1.3
 ................................................................................
Outback Steakhouse                                                          1.2
--------------------------------------------------------------------------------

Sylvan Learning Systems                                                     1.2
 ................................................................................
Affiliated Computer Services                                                1.2
 ................................................................................
Outdoor Systems                                                             1.1
 ................................................................................
U.S. Foodservice                                                            1.1
 ................................................................................
SunGard Data Systems                                                        1.1
--------------------------------------------------------------------------------

Xilinx                                                                      1.1
 ................................................................................
BISYS Group                                                                 1.1
 ................................................................................
Catalina Marketing                                                          1.1
 ................................................................................
Orthodontic Centers of America                                              1.1
 ................................................................................
Analog Devices                                                              1.1
--------------------------------------------------------------------------------

Henry Schein                                                                1.0
 ................................................................................
Cendant                                                                     1.0
 ................................................................................
Total Renal Care Holdings                                                   1.0
 ................................................................................
Altera                                                                      1.0
 ................................................................................
Apollo Group                                                                1.0
--------------------------------------------------------------------------------

Omnicare                                                                    1.0
 ................................................................................
National Data                                                               0.9
 ................................................................................
Renal Care Group                                                            0.9
 ................................................................................
Cellular Communications International                                       0.8
 ................................................................................
PathoGenesis                                                                0.8
--------------------------------------------------------------------------------

Total                                                                      27.1%

T. Rowe Price New Horizons Fund
--------------------------------------------------------------------------------


------------------------
Portfolio Highlights
---------------------------------------------------------------------

CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE PER SHARE


6 Months Ended 12/31/98

Ten Best Contributors
---------------------------------------------------------------------
Paychex                                                       13(cent)
 .....................................................................
Xilinx                                                        13
 .....................................................................
Altera                                                        12
 .....................................................................
PathoGenesis                                                  12
 .....................................................................
Network Associates                                            11
 .....................................................................
Electronics for Imaging 9
 .....................................................................
Biogen                                                         9
 .....................................................................
Maxim Integrated Products                                      8
 .....................................................................
U.S. Foodservice                                               8
 .....................................................................
Affiliated Computer Services                                   7
---------------------------------------------------------------------
Total                                                        102(cent)


Ten Worst Contributors
---------------------------------------------------------------------

CBT **                                                       -14(cent)
 .....................................................................
Quorum Health Group                                           13
 .....................................................................
Renaissance Worldwide                                         12
 .....................................................................
Paging Network                                                11
 .....................................................................
Concentra Managed Care                                        10
 .....................................................................
Premisys Communications *                                     10
 .....................................................................
General Nutrition                                              9
 .....................................................................
Corporate Express **                                           8
 .....................................................................
InaCom                                                         8
 .....................................................................
Metamor Worldwide                                              8
---------------------------------------------------------------------
Total                                                       -103(cent)


12 Months Ended 12/31/98

Ten Best Contributors
---------------------------------------------------------------------

Paychex                                                       25(cent)
 .....................................................................
Network Associates                                            17
 .....................................................................
Cellular Communications International                         13
 .....................................................................
Biogen                                                        12
 .....................................................................
Xilinx                                                        12
 .....................................................................
Electronics for Imaging 12
 .....................................................................
Synopsys                                                      12
 .....................................................................
Outdoor Systems 12
 .....................................................................
Affiliated Computer Services                                  11
 .....................................................................
Altera                                                        11
---------------------------------------------------------------------
Total                                                        137(cent)


Ten Worst Contributors
---------------------------------------------------------------------

Cendant                                                      -36(cent)
 .....................................................................
Republic Industries **                                        18
 .....................................................................
Concentra Managed Care                                        15
 .....................................................................
Quorum Health Group                                           12
 .....................................................................
CBT **                                                        11
 .....................................................................
General Nutrition                                             11
 .....................................................................
PennCorp Financial Group **                                   10
 .....................................................................
Premisys Communications *                                     10
 .....................................................................
Cooper Cameron                                                10
 .....................................................................
Lam Research **                                                9
---------------------------------------------------------------------
Total                                                       -142(cent)


*  Position added
** Position eliminated

T. Rowe Price New Horizons Fund
--------------------------------------------------------------------------------


---------------------------
Performance Comparison
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

NEW HORIZONS FUND
--------------------------------------------------------------------------------
[LINE GRAPH APPEARS HERE]

              Russell 2000           Lipper Small
  Date        Growth Index          Cap Funds Index          New Horizons
  ----        ------------          ---------------          ------------
12/31/88         $10,000                 $10,000               $10,000
12/1/89          $12,017                 $12,106               $12,619
12/1/90           $9,925                 $10,438               $11,404
12/1/91          $15,005                 $15,504               $17,369
12/1/92          $16,171                 $17,238               $19,206
12/1/93          $18,333                 $20,155               $23,434
12/1/94          $17,888                 $20,058               $23,504
12/1/95          $23,441                 $26,400               $36,536
12/1/96          $26,081                 $30,193               $42,758
12/1/97          $29,457                 $34,727               $46,938
12/1/98          $29,819                 $34,430               $49,870

----------------------------------------
Average Annual Compound Total Return
--------------------------------------------------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 12/31/98      1 Year     3 Years     5 Years     10 Years
--------------------------------------------------------------------------------
New Horizons Fund            6.25%      10.93%      16.31%      17.43%
 ................................................................................

Income return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

T. Rowe Price New Horizons Fund
--------------------------------------------------------------------------------


-------------------------
Financial Highlights             For a share outstanding throughout each period
--------------------------------------------------------------------------------

                               Year
                              Ended
                           12/31/98    12/31/97    12/31/96    12/31/95    12/31/94
NET ASSET VALUE
Beginning of period         $ 23.30     $ 21.77     $ 20.50     $ 14.76     $ 16.16
                           ............................................................
Investment activities
  Net investment income       (0.15)      (0.12)      (0.08)      (0.04)      (0.07)
  Net realized and
  unrealized gain (loss)       1.46        2.23        3.54        8.19        0.10
                           ............................................................
  Total from
  investment activities        1.31        2.11        3.46        8.15        0.03
                           ............................................................
Distributions
  Net realized gain           (1.27)      (0.58)      (2.19)      (2.41)      (1.43)
                           ............................................................
NET ASSET VALUE
End of period               $ 23.34     $ 23.30     $ 21.77     $ 20.50     $ 14.76
                           ------------------------------------------------------------
Ratios/Supplemental Data
Total return*                6.25%       9.77%      17.03%      55.44%       0.30%
 .......................................................................................
Ratio of expenses to
average net assets             0.89%       0.88%       0.90%       0.90%       0.93%
 .......................................................................................
Ratio of net investment
income to average
net assets                    (0.65)%     (0.57)%     (0.41)%     (0.23)%     (0.50)%
 .......................................................................................
Portfolio turnover rate        41.2%       45.2%       41.4%       55.9%       44.3%
 .......................................................................................
Net assets, end of period
(in millions)               $ 5,228     $ 5,104     $ 4,363     $ 2,855     $ 1,648
 .......................................................................................



* Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.


The accompanying notes are an integral part of these financial statements.

T. Rowe Price New Horizons Fund
--------------------------------------------------------------------------------
                                                            December 31, 1998

-----------------------------
Portfolio of Investments                                  Shares        Value
--------------------------------------------------------------------------------
                                                                 In thousands

Equity Investments ** 96.3%

FINANCIAL 3.6%

Bank and Trust 0.2%
TeleBanc Financial * +                                   270,000 $      9,231
 ................................................................................
                                                                        9,231
                                                                 ...............
Insurance 1.9%

CMAC Investment                                          850,000       39,047
 ................................................................................
ESG Re                                                   300,000        6,131
 ................................................................................
Mutual Risk Management                                   900,000       35,213
 ................................................................................
Presidential Life                                        977,200       19,330
                                                                 ...............
                                                                       99,721
                                                                 ...............
Financial Services 1.5%

Affiliated Managers Group *                              200,000        5,975
 ................................................................................
Financial Federal * +                                    750,000       18,562
 ................................................................................
ITG *                                                    200,000       12,413
 ................................................................................
Lasalle Partners *                                       800,000       23,550
 ................................................................................
Legg Mason                                               600,000       18,937
 ................................................................................
                                                                       79,437
                                                                 ...............
Total Financial                                                       188,389
                                                                 ...............
HEALTH CARE 16.9%

Pharmaceuticals 1.6%

Alkermes *                                               900,000       19,912
 ................................................................................
Genta Units (Each unit consists of 1 share
  cvt. Pfd. (Series A) and 1 warrant) *++                 50,000          175
 ................................................................................
Magainin Pharmaceuticals, Warrants, 8/6/01 *++           337,299            0
 ................................................................................
PathoGenesis *                                           765,000       43,940
 ................................................................................
PharmaPrint *                                            600,000        7,894
 ................................................................................
Shire Pharmaceuticals ADR *                              600,000       12,037
 ................................................................................
                                                                       83,958
                                                                 ...............
Biotechnology 5.8%

Agouron Pharmaceuticals *                                250,000       14,680
 ................................................................................
Alexion Pharmaceutical * +                               845,000       11,117
 ................................................................................

T. Rowe Price New Horizons Fund
--------------------------------------------------------------------------------


                                                       Shares            Value
--------------------------------------------------------------------------------
                                                                  In thousands

Aviron *                                              182,600     $      4,736
 ................................................................................
Biogen *                                              384,300           31,873
 ................................................................................
COR Therapeutics *                                  1,000,000           13,344
 ................................................................................
CV Therapeutics *                                     300,000            1,462
 ................................................................................
Epix Medical * +                                      700,000            6,541
 ................................................................................
Gilead Sciences *                                     925,000           37,954
 ................................................................................
Guilford Pharmaceuticals *                            700,000           10,041
 ................................................................................
Human Genome Sciences *                               410,000           14,542
 ................................................................................
IDEXX Laboratories *                                  225,000            6,054
 ................................................................................
Incyte Pharmaceuticals *                              600,000           22,387
 ................................................................................
Inhale Therapeutic Systems * +++                      852,550           28,108
 ................................................................................
Intercardia * +                                       475,000            4,216
 ................................................................................
Ligand Pharmaceuticals *                              585,000            6,782
 ................................................................................
Millennium Pharmaceuticals *                        1,000,000           25,812
 ................................................................................
Neurocrine Biosciences * +                            985,000            6,587
 ................................................................................
NPS Pharmaceuticals * +                             1,300,000           10,156
 ................................................................................
SangStat Medical *                                    250,000            5,344
 ................................................................................
Serologicals *                                        550,000           16,397
 ................................................................................
Triangle Pharmaceuticals *                            550,000            7,597
 ................................................................................
Triangle Pharmaceuticals *++                        1,000,000           12,431
 ................................................................................
Xenova Group (GBP) *                                  517,500              301
 ................................................................................
Zonagen *                                             400,000            7,575
 ................................................................................
                                                                       306,037
                                                                  ..............
Medical Instruments and Devices 2.3%

Arrow International                                   300,000            9,431
 ................................................................................
Cytyc *                                               750,000           19,359
 ................................................................................
Mentor                                              1,000,000           23,406
 ................................................................................
Optical Coating Laboratory                            350,000            8,991
 ................................................................................
ResMed *                                              575,000           26,091
 ................................................................................
ReSound *++                                           773,023            2,718
 ................................................................................
Sybron International *                              1,000,000           27,187
 ................................................................................
VI Technologies *                                     335,000            3,434
 ................................................................................
                                                                       120,617
                                                                  ..............
Health Care Services 7.2%
 ................................................................................
American Oncology Resources *                       1,000,000           14,625
 ................................................................................
AmeriPath *                                         1,000,000            9,016
 ................................................................................
Boron Lepore & Associates * +                         700,000           23,997
 ................................................................................
Carematrix *                                          200,000            6,125
 ................................................................................

T. Rowe Price New Horizons Fund
--------------------------------------------------------------------------------


                                                      Shares             Value
--------------------------------------------------------------------------------
                                                                  In thousands

Concentra Managed Care *                           1,905,000      $     20,181
 ................................................................................
Eclipsys *                                           160,000             4,630
 ................................................................................
HCIA *                                               400,000             1,725
 ................................................................................
Health Management Systems *                          250,000             2,016
 ................................................................................
HealthSouth *                                        400,000             6,175
 ................................................................................
IDX Systems *                                        777,800            34,272
 ................................................................................
Medical Manager *                                    390,000            12,188
 ................................................................................
NCS HealthCare *                                     915,000            21,874
 ................................................................................
Omnicare ++                                        1,382,383            48,038
 ................................................................................
Omnicare, Warrants, 8/11/00 *++                      105,253             2,158
 ................................................................................
PhyCor *                                           2,500,000            17,031
 ................................................................................
ProMedCo *                                           762,600             4,599
 ................................................................................
Quorum Health Group *                              1,650,000            21,295
 ................................................................................
Renal Care Group *                                 1,650,000            47,850
 ................................................................................
Sunrise Assisted Living *                            250,000            12,922
 ................................................................................
Superior Consultant Holdings *                       157,400             6,876
 ................................................................................
Synetic *                                            112,700             4,945
 ................................................................................
Total Renal Care Holdings *                        1,750,000            51,734
 ................................................................................
                                                                       374,272
                                                                  ..............
Total Health Care                                                      884,884
                                                                  ..............
CONSUMER 15.4%

Soft Goods Retailers 0.8%

Jo Ann Stores (Class B) *                            570,000             7,909
 ................................................................................
Jos. A. Bank Clothiers *                             200,000             1,587
 ................................................................................
Pacific Sunwear *                                    750,000            12,352
 ................................................................................
Urban Outfitters * +                               1,087,100            18,922
 ................................................................................
                                                                        40,770
                                                                  ..............
Hard Goods Retailers 2.9%

Casey's General Stores                             1,500,000            19,547
 ................................................................................
CSK Auto *                                           900,000            24,019
 ................................................................................
Discount Auto Parts * +                            1,100,000            24,131
 ................................................................................
Duane Reade *                                        600,000            23,100
 ................................................................................
General Nutrition *                                1,500,000            24,328
 ................................................................................
Office Depot *                                       400,000            14,775
 ................................................................................
TSC * +                                              800,000            19,400
 ................................................................................
                                                                       149,300
                                                                  ..............

T. Rowe Price New Horizons Fund
--------------------------------------------------------------------------------


                                                     Shares              Value
--------------------------------------------------------------------------------
                                                                  In thousands

Consumer Nondurables 2.0%

American Italian Pasta *                            500,000       $     13,188
 ................................................................................
Beringer Wine Estates *                             128,700              5,731
 ................................................................................
Jones Apparel Group *                               500,000             11,031
 ................................................................................
Linens `n Things *                                  200,000              7,925
 ................................................................................
Natrol *                                            500,000              5,453
 ................................................................................
Nautica Enterprises *                             1,000,000             14,906
 ................................................................................
Quicksilver * +                                     750,000             22,500
 ................................................................................
Rayovac *                                           683,300             18,236
 ................................................................................
St. John Knits                                      300,000              7,800
 ................................................................................
                                                                       106,770
                                                                 ...............
Restaurants 1.8%

Outback Steakhouse *                              1,550,000             61,709
 ................................................................................
Schlotzsky's *                                      230,000              2,264
 ................................................................................
Sonic * +                                         1,287,500             30,900
 ................................................................................
                                                                        94,873
                                                                 ...............
Food and Beverages  0.3%

United Natural Foods *                              700,000             16,756
 ................................................................................
                                                                        16,756
                                                                 ...............
Entertainment 1.4%

Cinar Films (Class B) *                             213,700              5,383
 ................................................................................
Dover Downs Entertainment                           300,000              3,619
 ................................................................................
Imax *                                            1,000,000             31,687
 ................................................................................
SFX Entertainment (Class A) *                       300,000             16,472
 ................................................................................
Speedway Motorsports *                              500,000             14,250
 ................................................................................
Spice Entertainment * +                             650,000              3,981
 ................................................................................
                                                                        75,392
                                                                 ...............
Consumer Services 6.2%

Ambassadors International * +                       500,000              7,563
 ................................................................................
Apollo Group (Class A) *                          1,500,000             50,719
 ................................................................................
Avis Rent A Car *                                 1,000,000             24,187
 ................................................................................
Caliber Learning Network *                          560,000              2,389
 ................................................................................
Cendant *                                         2,800,000             53,375
 ................................................................................
Devry *                                             300,000              9,188
 ................................................................................
Equity Corp. International * +                    1,236,600             32,847
 ................................................................................
Extended Stay America *                           2,000,000             21,000
 ................................................................................
ITT Educational Service *                           400,000             13,600
 ................................................................................
Learning Tree International *                       727,200              6,613
 ................................................................................

T. Rowe Price New Horizons Fund
--------------------------------------------------------------------------------


                                                      Shares            Value
--------------------------------------------------------------------------------
                                                                 In thousands


Strayer Education +                                  800,000     $     28,125
 ................................................................................
Sunterra *                                           750,000           11,250
 ................................................................................
Sylvan Learning Systems *                          2,000,000           61,062
 ................................................................................
                                                                      321,918
                                                                 ...............
Total Consumer                                                        805,779
                                                                 ...............
TECHNOLOGY 20.2%

Semiconductors and Components 8.1%

Altera *                                             850,000           51,691
 ................................................................................
Analog Devices *                                   1,750,000           54,906
 ................................................................................
Applied Micro Circuits *                             600,000           20,400
 ................................................................................
Brooks Automation *                                  300,000            4,369
 ................................................................................
Burr Brown *                                       1,500,000           35,063
 ................................................................................
Cognex *                                             750,000           14,953
 ................................................................................
Galileo Technology *                                 750,000           20,274
 ................................................................................
Lattice Semiconductor *                              350,000           16,067
 ................................................................................
Linear Technology                                    400,000           35,813
 ................................................................................
Marshall Industries *                                350,000            8,575
 ................................................................................
Maxim Integrated Products *                        1,500,000           65,484
 ................................................................................
Methode Electronics (Class A)                        600,000            9,431
 ................................................................................
Micrel *                                             400,000           22,100
 ................................................................................
Molex                                                 97,656            3,720
 ................................................................................
SIPEX *                                              150,000            5,320
 ................................................................................
Xilinx *                                             900,000           58,584
 ................................................................................
                                                                      426,750
                                                                 ...............
Networking and Telecom Equipment 0.5%

Premisys Communications *                          1,200,000           10,913
 ................................................................................
Sawtek *                                             500,000            8,781
 ................................................................................
Tekelec *                                            300,000            4,978
 ................................................................................
                                                                       24,672
                                                                 ...............
Computer Hardware/Peripherals 0.7%

Electronics for Imaging *                          1,000,000           39,969
 ................................................................................
                                                                       39,969
                                                                 ...............
E-Commerce 2.2%

Checkfree Holdings *                                 600,000           13,988
 ................................................................................
E*TRADE *                                            400,000           18,712
 ................................................................................
Preview Travel *                                     600,000           11,081
 ................................................................................

T. Rowe Price New Horizons Fund
--------------------------------------------------------------------------------


                                                      Shares           Value
--------------------------------------------------------------------------------
                                                                In thousands

PSINet *                                           2,050,000     $    43,050
 ................................................................................
Sterling Commerce *                                  597,900          26,905
 ................................................................................
                                                                     113,736
                                                                 ...............
Computer Service and Software 8.7%

Adobe Systems                                        345,000          16,150
 ................................................................................
Avant *                                            1,100,000          17,531
 ................................................................................
BMC Software *                                       500,000          22,297
 ................................................................................
Caere *                                              300,000           4,106
 ................................................................................
Concur Technologies *                                200,000           6,044
 ................................................................................
Electronic Arts *                                    500,000          28,031
 ................................................................................
Great Plains Software *                              300,000          14,494
 ................................................................................
Integrated Systems *                                 500,000           7,516
 ................................................................................
National Instruments *                               485,000          16,535
 ................................................................................
Network Associates *                               1,000,000          66,344
 ................................................................................
Parametric Technology *                            1,800,000          29,250
 ................................................................................
Peerless Systems *                                   500,000           4,219
 ................................................................................
PLATINUM technology *                              1,100,000          21,141
 ................................................................................
Security Dynamics Technologies *                     850,000          19,577
 ................................................................................
Summit Design *                                      700,000           6,453
 ................................................................................
Synopsys *                                         1,375,000          74,508
 ................................................................................
The Learning Company *                             1,500,000          38,906
 ................................................................................
Vantive *                                            400,000           3,212
 ................................................................................
Verisign *                                           300,000          17,756
 ................................................................................
VERITAS Software *                                   200,000          11,975
 ................................................................................
Viasoft *                                            500,000           3,531
 ................................................................................
Visio *                                              650,000          23,583
 ................................................................................
                                                                     453,159
                                                                 ...............
Total Technology                                                   1,058,286
                                                                 ...............
BUSINESS SERVICES 36.4%

Telecom Services 2.6%

Brightpoint *                                      1,500,000          20,484
 ................................................................................
Cellular Communications International *              650,000          44,362
 ................................................................................
ICG Communications *                                 500,000          10,781
 ................................................................................
Intermedia Communications *                          350,000           6,059
 ................................................................................
Metromedia International *                         1,000,000           5,438
 ................................................................................
MetroNet Communications *                            400,000          13,400
 ................................................................................

T. Rowe Price New Horizons Fund
--------------------------------------------------------------------------------


                                                      Shares           Value
--------------------------------------------------------------------------------
                                                                In thousands


Millicom International Cellular *                    200,000     $     6,813
 ................................................................................
NTL *                                                266,666          15,042
 ................................................................................
Omnipoint *                                        1,160,700          10,918
 ................................................................................
Paging Network *                                     975,600           4,543
 ................................................................................
                                                                     137,840
                                                                 ...............
Computer Services 7.3%

Acxiom *                                           1,300,000          40,219
 ................................................................................
Affiliated Computer Services (Class A) *           1,350,000          60,750
 ................................................................................
BISYS Group *                                      1,135,000          58,523
 ................................................................................
Concord EFS *                                        300,000          12,656
 ................................................................................
HBO                                                  507,500          14,575
 ................................................................................
National Data                                      1,000,000          48,688
 ................................................................................
Paychex                                            1,300,000          66,909
 ................................................................................
Saville Systems ADR *                              1,000,000          18,969
 ................................................................................
SunGard Data Systems *                             1,478,700          58,686
 ................................................................................
                                                                     379,975
                                                                 ...............
Distribution 5.9%

Barnett *                                            600,000           8,138
 ................................................................................
Daisytek International * +                         1,000,000          18,938
 ................................................................................
Henry Schein *                                     1,200,000          53,625
 ................................................................................
InaCom * +                                         1,200,000          17,850
 ................................................................................
MSC *                                              1,250,000          28,281
 ................................................................................
Richfood Holdings                                  1,100,000          22,825
 ................................................................................
Strategic Distribution * +                         1,761,000           4,403
 ................................................................................
Tech Data *                                          700,000          28,131
 ................................................................................
U.S. Foodservice *                                 1,200,000          58,800
 ................................................................................
United Stationers *                                  750,000          20,203
 ................................................................................
Watsco (Class A)                                   2,024,300          33,907
 ................................................................................
White Cap Industries *                               415,000           6,549
 ................................................................................
Wilmar Industries *                                  250,000           5,070
 ................................................................................
                                                                     306,720
                                                                 ...............
Transportation 1.2%
 ................................................................................
Coach USA *                                        1,250,000          43,359
 ................................................................................
Eagle USA Air Freight *                              750,000          18,375
 ................................................................................
                                                                      61,734
                                                                 ...............

Media and Advertising 6.7%
 ................................................................................
ADVO *                                             1,155,000          30,463
 ................................................................................
Catalina Marketing *                                 845,000          57,777
 ................................................................................

T. Rowe Price New Horizons Fund
--------------------------------------------------------------------------------


                                                       Shares            Value
--------------------------------------------------------------------------------
                                                                  In thousands

Clear Channel Communications *                        670,000     $     36,515
 ................................................................................
Emmis Broadcasting (Class A) *                        500,000           21,687
 ................................................................................
Getty Images *                                        653,000           11,285
 ................................................................................
IDG Books (Class A) *                                  78,000            1,331
 ................................................................................
Jacor Communications *                                588,200           38,049
 ................................................................................
Lamar Advertising *                                   309,000           11,587
 ................................................................................
Metro Networks *                                      405,800           17,272
 ................................................................................
National Media *                                      900,000            9,619
 ................................................................................
Outdoor Systems *                                   1,976,062           59,282
 ................................................................................
Pegasus Communications *                              500,000           12,516
 ................................................................................
Sinclair Broadcast Group (Class A) *                1,535,000           30,364
 ................................................................................
The Peterson Companies (Class A) *                    200,000            6,775
 ................................................................................
Young Broadcasting (Class A) *                        207,300            8,661
 ................................................................................
                                                                       353,183
                                                                  ..............
Environmental 1.8%
Allied Waste Industries *                           1,250,000           29,531
 ................................................................................
Casella Waste Systems (Class A) *                     500,000           18,531
 ................................................................................
Superior Services *                                   677,000           13,583
 ................................................................................
Waste Management                                      650,000           30,306
 ................................................................................
                                                                        91,951
                                                                  ..............
Engineering and Construction 0.7%
 ................................................................................
Tetra Tech *                                          970,000           26,160
 ................................................................................
Toll Brothers *                                       500,000           11,281
 ................................................................................
                                                                        37,441
                                                                  ..............
Miscellaneous Business Services 10.2%

Billing Information Concepts *                        750,000            8,273
 ................................................................................
Career Blazers *++                                    200,000              914
 ................................................................................
Comfort Systems USA *                               1,500,000           26,812
 ................................................................................
Data Processing Resources *                           175,000            5,119
 ................................................................................
Electromagnetic Sciences *                            360,000            5,062
 ................................................................................
Hagler Bailly *                                       700,000           14,394
 ................................................................................
Infousa (Class A) *                                 1,057,600            5,288
 ................................................................................
Infousa (Class B) *                                   347,700            1,804
 ................................................................................
IntelliQuest Information Group * +                    750,000            5,203
 ................................................................................
Iron Mountain *                                       258,750            9,283
 ................................................................................
Lason *                                               250,000           14,555
 ................................................................................
MemberWorks *                                         250,000            7,391
 ................................................................................
META Group * +                                        800,000           24,100
 ................................................................................

T. Rowe Price New Horizons Fund
--------------------------------------------------------------------------------


                                                       Shares            Value
--------------------------------------------------------------------------------
                                                                  In thousands

Metamor Worldwide *                                 1,600,000     $     39,700
 ................................................................................
Modis Professional Services *                       1,500,000           21,750
 ................................................................................
New England Business Service                          200,000            7,825
 ................................................................................
NFO Worldwide * +                                   1,800,000           20,700
 ................................................................................
NOVA *                                                766,350           26,583
 ................................................................................
Orthodontic Centers of America * +                  2,900,000           56,369
 ................................................................................
Outsource International * +                           590,000            2,839
 ................................................................................
Paxar *                                               450,000            4,022
 ................................................................................
ProBusiness Services *                                110,000            5,012
 ................................................................................
Professional Staff ADR * +                            600,000            4,538
 ................................................................................
Renaissance Worldwide *                             2,306,400           14,271
 ................................................................................
Romac International *                               1,800,000           39,937
 ................................................................................
SITEL *                                             1,000,000            2,438
 ................................................................................
Snyder Communications *                               702,000           23,692
 ................................................................................
SPR * +                                             1,450,500           24,658
 ................................................................................
StaffMark *                                           531,000           11,947
 ................................................................................
Startek *                                             100,000            1,238
 ................................................................................
Technology Solutions *                                925,000            9,915
 ................................................................................
The Vincam Group *                                    510,600            8,951
 ................................................................................
Tier Technologies (Class B) *                       1,000,000           17,187
 ................................................................................
Trammell Crow *                                       500,000           14,000
 ................................................................................
Trident International *                               135,000            1,245
 ................................................................................
United Road Services *                                500,000            9,219
 ................................................................................
West TeleServices *                                   480,300            4,893
 ................................................................................
Whittman-Hart *                                       400,000           11,087
 ................................................................................
Zebra Technologies (Class A) *                        365,000           10,505
 ................................................................................
Zebra Technologies (Class B) *                        450,000           12,952
 ................................................................................
                                                                       535,671
                                                                  ..............
Total Business Services                                              1,904,515
                                                                  ..............
ENERGY 1.5%

Exploration and Production 0.5%

Barrett Resources *                                   450,000           10,800
 ................................................................................
Devon Energy                                          300,387            9,218
 ................................................................................
Noble Affiliates                                      200,000            4,925
 ................................................................................
                                                                        24,943
                                                                  ..............
20

T. Rowe Price New Horizons Fund
--------------------------------------------------------------------------------


                                                        Shares           Value
--------------------------------------------------------------------------------
                                                                  In thousands

Energy Services 1.0%

BJ Services *                                        1,500,000    $     23,437
 ................................................................................
Cooper Cameron *                                       500,000          12,250
 ................................................................................
Smith International *                                  750,000          18,891
 ................................................................................
                                                                        54,578
                                                                  ..............
Total Energy                                                            79,521
                                                                  ..............

INDUSTRIAL 2.0%

Paper and Forest Products 0.1%

Lydall *                                               500,000           5,937
 ................................................................................
                                                                         5,937
                                                                  ..............
Auto Related 0.1%

Aftermarket Technology *                               619,500           4,917
 ................................................................................
                                                                         4,917
                                                                  ..............
Machinery 1.8%

Danaher                                                200,000          10,863
 ................................................................................
Group Maintenance America *                          1,000,000          12,125
 ................................................................................
Innovative Valve Technologies * +                      750,000           1,945
 ................................................................................
JLG Industries                                       1,000,000          15,625
 ................................................................................
Teleflex                                               600,000          27,375
 ................................................................................
United Rentals *                                       750,000          24,844
 ................................................................................
                                                                        92,777
                                                                  ..............
Total Industrial                                                       103,631
                                                                  ..............

BASIC MATERIALS 0.1%

Miscellaneous Materials 0.1%

Energy Conversion Devices *                            400,000           2,925
 ................................................................................
Energy Conversion Devices, Warrants, 7/31/01 *         400,000             319
 ................................................................................
Total Basic Materials                                                    3,244
                                                                  ..............
Miscellaneous Common Stocks 0.2%                                         8,699
                                                                  ..............

Total Equity Investments (Cost $3,433,546)                           5,036,948
                                                                  ..............

Short-Term Investments 3.8%

Money Market Fund 3.8%

Reserve Investment Fund, 5.42% # +                 197,187,500         197,188
 ................................................................................

Total Short-Term Investments (Cost $197,188)                           197,188
                                                                  ..............

T. Rowe Price New Horizons Fund
------------------------------------------------------------------------------


                                                                       Value
------------------------------------------------------------------------------
                                                                In thousands

Total Investments in Securities
100.1% of Net Assets (Cost $3,630,734)                          $  5,234,136


Other Assets Less Liabilities                                         (5,657)
                                                                ..............

NET ASSETS                                                      $  5,228,479
                                                                --------------



#    Seven-day yield
+    Affiliated company
*    Non-income producing
++ Securities contain some restrictions as to public resale-total of such securities at period-end amounts to 1.8% of net assets.
** Common stocks, rights, and warrants - cost $3,431,046, value $5,036,773, 96.3% of net assets Preferred stocks - cost $2,500, value $175, 0.0% of net assets
ADR  American Depository Receipt
GBP  British sterling


The accompanying notes are an integral part of these financial statements.

T. Rowe Price New Horizons Fund
--------------------------------------------------------------------------------
                                                            December 31, 1998


-------------------------------------
Statement of Assets and Liabilities
--------------------------------------------------------------------------------
In thousands


Assets
Investments in securities, at value
  Affiliated companies (cost $650,884)                             $  685,614
  Other companies (cost $2,979,850)                                 4,548,522
                                                                   ............
  Total investments in securities                                   5,234,136
Other assets                                                           37,272
                                                                   ............
Total assets                                                        5,271,408

Liabilities
Total liabilities                                                      42,929
                                                                   ............

NET ASSETS                                                         $5,228,479
                                                                   ------------

Net Assets Consist of:
Accumulated net realized gain/loss - net of distributions          $   58,972
Net unrealized gain (loss)                                          1,603,402
Paid-in-capital applicable to 224,046,467 shares of
$1.00 par value capital stock outstanding;
300,000,000 shares authorized                                       3,566,105
                                                                   ............

NET ASSETS                                                         $5,228,479
                                                                   ------------

NET ASSET VALUE PER SHARE                                          $    23.34
                                                                   ------------


The accompanying notes are an integral part of these financial statements.

T. Rowe Price New Horizons Fund
--------------------------------------------------------------------------------



--------------------------
Statement of Operations
--------------------------------------------------------------------------------
In thousands


                                                                       Year
                                                                      Ended
                                                                   12/31/98
Investment Income
Income
  Interest (including $7,067 from affiliated companies)         $     7,630
  Dividend                                                            4,213
                                                                .............
  Total income                                                       11,843
                                                                .............
Expenses
  Investment management                                              33,743
  Shareholder servicing                                               9,928
  Prospectus and shareholder reports                                    444
  Custody and accounting                                                240
  Registration                                                           91
  Legal and audit                                                        24
  Directors                                                              20
  Miscellaneous                                                          40
                                                                .............
  Total expenses                                                     44,530
                                                                .............
Net investment income                                               (32,687)
                                                                .............
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on securities                              214,659
Change in net unrealized gain or loss on securities                 127,070
                                                                .............
Net realized and unrealized gain (loss)                             341,729
                                                                .............
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                          $   309,042
                                                                -------------


The accompanying notes are an integral part of these financial statements.

T. Rowe Price New Horizons Fund
--------------------------------------------------------------------------------



-------------------------------------
Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                            Year
                                                           Ended
                                                        12/31/98       12/31/97
Increase (Decrease) in Net Assets
Operations
  Net investment income                              $   (32,687)   $   (26,335)
  Net realized gain (loss)                               214,659        260,205
  Change in net unrealized gain or loss                  127,070        209,666
                                                     ...........................

  Increase (decrease) in net assets from operations      309,042        443,536
                                                     ...........................
Distributions to shareholders
  Net realized gain                                     (270,553)      (124,120)
                                                     ...........................
Capital share transactions*
  Shares sold                                          1,173,003      1,465,785
  Distributions reinvested                               260,068        118,842
  Shares redeemed                                     (1,346,820)    (1,163,722)
                                                     ...........................
  Increase (decrease) in net assets from capital
  share transactions                                      86,251        420,905
                                                     ...........................

Net Assets
Increase (decrease) during period                        124,740        740,321
Beginning of period                                    5,103,739      4,363,418
                                                     ...........................
End of period                                        $ 5,228,479    $ 5,103,739
                                                     ---------------------------

* Share information
   Shares sold                                            50,954         66,264
   Distributions reinvested                               12,419          5,259
   Shares redeemed                                       (58,401)       (52,887)
                                                     ...........................
   Increase (decrease) in shares outstanding               4,972         18,636




The accompanying notes are an integral part of these financial statements.

T. Rowe Price New Horizons Fund
--------------------------------------------------------------------------------
                                                              December 31, 1998


-------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------


NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price New Horizons Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on June 3, 1960.

The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Affiliated Companies As defined by the Investment Company Act of 1940, an affiliated company is one in which the fund owns at least 5% of the outstanding voting securities.

Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of

T. Rowe Price New Horizons Fund
--------------------------------------------------------------------------------


changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.


NOTE 2 - INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities, other than short-term securities, aggregated $2,022,794,000 and $2,253,081,000, respectively, for the year ended December 31, 1998.


NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended December 31, 1998. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.

--------------------------------------------------------------------------------
Undistributed net investment income                               $ 32,687,000
Undistributed net realized gain                                     (3,987,000)
Paid-in-capital                                                    (28,700,000)

T. Rowe Price New Horizons Fund
--------------------------------------------------------------------------------



At December 31, 1998, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled
$3,630,734,000. Net unrealized gain aggregated $1,603,402,000 at period-end, of which $1,921,257,000 related to appreciated investments and $317,855,000 to depreciated investments.


NOTE 4 - RELATED PARTY TRANSACTIONS

The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $2,775,000 was payable at December 31, 1998. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.35% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At December 31, 1998, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $6,996,000 for the year ended December 31, 1998, of which $614,000 was payable at period-end.

Additionally, the fund is one of several T. Rowe Price-sponsored mutual funds (underlying funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying funds, T. Rowe Price, and, in the case of

T. Rowe Price New Horizons Fund
--------------------------------------------------------------------------------


T. Rowe Price Spectrum International, Rowe Price-Fleming International. Spectrum Growth Fund held approximately 11.7% of the outstanding shares of the New Horizons Fund at December 31, 1998. For the year then ended, the fund was allocated $1,199,000 of Spectrum expenses, $90,000 of which was payable at period-end.

The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 1998, totaled $7,067,000 and are reflected as interest income in the accompanying Statement of Operations.

T. Rowe Price New Horizons Fund
--------------------------------------------------------------------------------


----------------------------------
Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of
T. Rowe Price New Horizons Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price New Horizons Fund, Inc. (the "Fund") at December 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998, by correspondence with custodians, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Baltimore, Maryland
January 21, 1999

T. Rowe Price New Horizons Fund
--------------------------------------------------------------------------------

------------------------------------------------------------
Tax Information (Unaudited) for the Tax Year Ended 12/31/98
--------------------------------------------------------------------------------

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund's distributions to shareholders included $270,553,000 from long-term capital gains, subject to the 20% rate gains category.

T. Rowe Price Shareholder Services
--------------------------------------------------------------------------------

Investment Services And Information

KNOWLEDGEABLE SERVICE REPRESENTATIVES

By Phone Shareholder service representatives are available from 8 a.m. to 10 p.m. ET Monday through Friday and from 8:30 a.m. to 5 p.m. ET on weekends. Call 1-800-225-5132 to speak directly with a representative who will be able to assist you with your accounts.

In Person Visit one of our investor center locations to meet with a representative who will be able to assist you with your accounts. You can also drop off applications or obtain prospectuses and other literature at these centers.

AUTOMATED 24-HOUR SERVICES

Tele*Access(R) Call 1-800-638-2587 to obtain information such as account balance, date and amount of your last transaction, latest dividend payment, fund prices, and yields. Additionally, you have the ability to request prospectuses, statements, and account and tax forms; to reorder checks; and to initiate purchase, redemption, and exchange orders for identically registered accounts.

Internet. T. Rowe Price Web site: www.troweprice.com All the information and services available on Tele*Access are available on our Web site, including transactions in your fund and brokerage accounts (with preauthorized access).

ACCOUNT SERVICES

Checking Write checks for $500 or more on any money market and most bond fund accounts (except the High Yield and Emerging Markets Bond Funds).

Automatic Investing Build your account over time by investing directly from your bank account or paycheck with Automatic Asset Builder. Additionally, Automatic Exchange enables you to set up systematic investments from one fund account into another, such as from a money fund into a stock fund. A $50 minimum makes it easy to get started.

T. Rowe Price Shareholder Services
--------------------------------------------------------------------------------

Automatic Withdrawal If you need money from your fund account on a regular basis, you can establish scheduled, automatic redemptions.

Dividend and Capital Gains Payment Options Reinvest all or some of your distributions, or take them in cash. We give you maximum flexibility and convenience.

BROKERAGE SERVICES*

Investments Available You can trade stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.

To Open an Account Call a shareholder service representative for more information.

INVESTMENT INFORMATION

Combined Statement A comprehensive overview of your T. Rowe Price accounts is provided. The summary page gives you earnings by tax category, provides total portfolio value, and lists your investments by type. Detail pages itemize account transactions.

Shareholder Reports Portfolio managers review the performance of the funds in plain language and discuss T. Rowe Price's economic outlook.

T. Rowe Price Report This is a quarterly newsletter with relevant articles on market trends, personal financial planning, and T. Rowe Price's economic perspective.

Performance Update This quarterly report reviews recent market developments and provides comprehensive performance information for every T. Rowe Price fund.

Insights This library of information includes reports on mutual fund tax issues, investment strategies, and financial markets.

Detailed Investment Guides Our widely acclaimed Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A Guide to International Investing, Retirees Financial Guide, and Retirement Planning Kit (also available on disk or CD-ROM for PC use) can help you determine and reach your investment goals.


* T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------

STOCK FUNDS
 ................................................................................
Domestic
Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500*
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons**
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value
Spectrum Growth
Total Equity Market Index
Value

International/Global
Emerging Markets Stock
European Stock
Global Stock
International Discovery
International Growth & Income
International Stock
Japan
Latin America
New Asia
Spectrum International

BOND FUNDS
 ................................................................................
Domestic Taxable
Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit Limited-Term Bond
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free
California Tax-Free Bond
Florida Intermediate Tax-Free***
Georgia Tax-Free Bond
Maryland Short-Term
Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond+
Tax-Free Short-Intermediate
Virginia Short-Term
Tax-Free Bond
Virginia Tax-Free Bond

 ................................................................................
International/Global
Emerging Markets Bond
Global Bond++
International Bond

MONEY MARKET FUNDS+++
 ................................................................................
Taxable
Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free
California Tax-Free Money
New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money

BLENDED ASSET FUNDS
 ................................................................................
Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

T. ROWE PRICE NO-LOAD
VARIABLE ANNUITY
 ................................................................................
Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio


  *  Formerly named Equity Index.
 **  Closed to new investors.
***  Formerly named Florida Insured Intermediate Tax-Free.
  +  Formerly named Tax-Free Insured Intermediate Bond.
 ++  Formerly named Global Government Bond.
+++ Neither the funds nor their share prices are insured or guaranteed by the U.S. government.

Please call for a prospectus. Read it carefully before investing.

The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

T. Rowe Price Retirement Plans and Resources
--------------------------------------------------------------------------------

Retirement Plans and Resources

We recognize that saving for retirement is the number one investment goal for most Americans. We can help you meet your retirement needs, whether you are starting an IRA or designing a retirement program for your employees. T. Rowe Price offers an assortment of retirement plans for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We provide recordkeeping, communications, and investment management services, as well as a variety of educational materials, self-help planning guides, and software tools to help you choose and implement a retirement plan appropriate for you. For information or to request literature, call us at 1-800-638-5660.


IRAs AND QUALIFIED PLANS
 ................................................................................
Traditional IRA
Roth IRA
Rollover IRA
SEP-IRA
SIMPLE IRA
Profit Sharing
Money Purchase Pension
"Paired" Plans (Money Purchase Pension and Profit Sharing Plans)
401(k)
403(b)
457 Deferred Compensation

RETIREMENT RESOURCES AT T. ROWE PRICE
 ................................................................................
Planning and Informational Guides
Minimum Required Distributions Guide
Retirement Planning Kit
Retirees Financial Guide
Tax Considerations for Investors

Investment Kits
The IRA Investing Kit
Roth IRA Conversion Kit
Rollover IRA Kit
The T. Rowe Price SIMPLE IRA Plan Kit
The T. Rowe Price SEP-IRA Plan
The Simplified Keogh Plan(R) From T. Rowe Price
The T. Rowe Price 401(k) Century Plan(R) (for small businesses)
Money Purchase Pension/Profit Sharing Plan Kit
Investing for Retirement in Your 403(b) Account
The T. Rowe Price No-Load Variable Annuity Information Kit

Insights Reports
The Challenge of Preparing for Retirement
Financial Planning After Retirement
The Roth IRA: A Review

Software Packages
T. Rowe Price Retirement Planning Analyzer/TM/ CD-ROM or diskette $19.95. To order, please call 1-800-541-5760. Also available on the Internet for $9.95.
T. Rowe Price Variable Annuity Analyzer/TM/ CD-ROM or diskette, free. To order, please call 1-800-469-5304.


Many of these resources are also available for viewing or ordering on the Internet at www.troweprice.com.

T. Rowe Price Insights Reports
--------------------------------------------------------------------------------


The Fundamentals of Investing

Whether you are unsure how to get started or are saving for a specific goal, such as retirement or college, the T. Rowe Price Insights series can help you make informed investment decisions. These reports, written in plain English about fundamental investment topics, can be useful at every stage of your investment journey. They cover a range of topics, from the basic, such as getting started with mutual funds, to the more advanced, such as managing risk through diversification or buying individual securities through a broker. To request one or more Insights, call us at 1-800-638-5660.


INSIGHTS REPORTS
 ................................................................................
General Information
The ABCs of Giving
Back to Basics: The ABCs of Investing
The Challenge of Preparing for Retirement
Financial Planning After Retirement
Getting Started: Investing With Mutual Funds
The Roth IRA: A Review
Tax Information for Mutual Fund Investors

Investment Strategies
Conservative Stock Investing
Dollar Cost Averaging
Equity Index Investing
Growth Stock Investing
Investing for Higher Yield
Managing Risk Through Diversification
The Power of Compounding
Value Investing

Types of Securities
The Basics of International Stock Investing
The Basics of Tax-Free Investing
The Fundamentals of Fixed Income Investing
Global Bond Investing
Investing in Common Stocks
Investing in Emerging Growth Stocks
Investing in Financial Services Stocks
Investing in Health Care Stocks
Investing in High-Yield Municipal Bonds
Investing in Money Market Securities
Investing in Mortgage-Backed Securities
Investing in Natural Resource Stocks
Investing in Science and Technology Stocks
Investing in Small-Company Stocks
Understanding Derivatives
Understanding High-Yield "Junk" Bonds

Brokerage Insights
Combining Individual Securities With Mutual Funds
Getting Started: An Introduction to Individual Securities
What You Should Know About Bonds
What You Should Know About Margin and Short-Selling
What You Should Know About Options
What You Should Know About Stocks


T. Rowe Price Insights are also available for reading or downloading on the Internet at www.troweprice.com.

T. Rowe Price Brokerage
--------------------------------------------------------------------------------

Brokerage Services

T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.


Our brokerage service offers significant commission savings over full-service brokerages on a wide range of individual securities and other investments.* It also provides high-quality services and financial tools you can use to manage your investments effectively and conveniently.

Internet and Automated Services You can enter trades, access quotes, and review account information 24 hours a day, seven days a week, by telephone or computer. Trades executed through these automated services provide additional commission savings.**

Research Services To help you make informed investment decisions, we offer access to several sources of data. You can research your investments using our Online Research & News Service, provided by Thomson Investors Network, which includes company profiles, intra-day and 12-month interactive charting, and analysts' ratings and earnings estimates. Using our Research On Call service, you can request reports from Standard & Poor's, Vickers, Lipper, and other well-known research providers.

Dividend Reinvestment Service This service helps keep more of your money working for you. Virtually all stocks held in customer accounts are eligible for this service, free of charge.




* Based on an April 1998 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary by size of order.

** Discount applies to our current commission schedule. All trades subject to a $35 minimum commission except equity trades placed through Internet-Trader, which are subject to a $29.95 minimum commission.

For yield, price, last transaction, current balance, or to conduct transactions, 24 hours, 7 days a week, call Tele*Access(R): 1-800-638-2587 toll free

For assistance with your existing fund account, call: Shareholder Service Center 1-800-225-5132 toll free 410-625-6500 Baltimore area

To open a brokerage account or obtain information, call: 1-800-638-5660 toll free

Internet address: www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland 21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus of the T. Rowe Price New Horizons Fund(R).


Investor Centers:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607


[LOGO OF T. ROWE PRICE APPEARS HERE]

T. Rowe Price Investment Services, Inc., Distributor.        F42-050  12/31/98